EXHIBIT 10.3


                                 FORM OF WARRANT

                  TO SUBSCRIBE FOR AND PURCHASE COMMON STOCK OF

                           SELECT COMFORT CORPORATION

R-1


     THIS CERTIFIES THAT, for value received, __________________ (herein called "Purchaser"), or registered assigns, is entitled to subscribe for and purchase from Select Comfort Corporation, a corporation organized and existing under the laws of the State of Minnesota (herein called the "Company"), at the price specified below (subject to adjustment as noted below) at any time from and after the date hereof to and including the fifth anniversary of the date hereof, _____________ (________) fully paid and nonassessable shares of the Company's Common Stock (subject to adjustment as noted below). This Warrant has been issued in connection with the purchase from the Company by Purchaser, pursuant to a Note Purchase Agreement dated June 1, 2001 among the Company and the Purchasers named in Schedule 1 thereto, as such Schedule 1 is amended or deemed amended from time to time in accordance with the terms of the Note Purchase Agreement (the "Purchase Agreement"), of one of several Senior Secured Convertible Notes of the Company payable to such Purchasers, or registered assigns, in the aggregate original principal amount of up to $12,000,000 (together with any note or notes issued in exchange or substitution therefor, collectively, the "Notes").

     The warrant purchase price (subject to adjustment as noted below) shall be $1.00 per share.

     This Warrant is subject to the following provisions, terms and conditions:

     1. The rights represented by this Warrant may be exercised by the holder hereof, in whole or in part, by the surrender of this Warrant (properly endorsed if required, and with the Subscription Form attached hereto, or a reasonable facsimile, duly completed and executed) at the principal office of the Company and upon payment to the Company by check of the purchase price for the shares to be purchased upon such exercise. The Company agrees that the shares so purchased shall be and are deemed to be issued to the holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares as aforesaid. Subject to the provisions of the next succeeding paragraph, certificates for the shares of stock so purchased shall be delivered to the holder hereof within a reasonable time, not exceeding ten days, after the rights represented by this Warrant shall have been so exercised, and, unless this Warrant has expired, a new Warrant representing the number of shares, if any, with respect to which this Warrant shall not then have been exercised shall also be delivered to the holder hereof within such time.


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     2.  Notwithstanding  the  foregoing,  however,  the  Company  shall  not be required to deliver any  certificate  for shares of stock upon  exercise of this
Warrant  except  in  accordance  with  the   provisions,   and  subject  to  the
limitations, of paragraph 7 hereof and the restrictive legend under the heading "Restriction on Transfer" below.

     3. The Company covenants and agrees that all shares which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable. The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Warrant, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant.

     4. The above provisions are, however, subject to the following:

     (a) The warrant purchase price shall, from and after the date of issuance of this Warrant, be subject to adjustment from time to time as hereinafter provided. Upon each adjustment of the warrant purchase price, the holder of this Warrant shall thereafter be entitled to purchase, at the warrant purchase price resulting from such adjustment, the number of shares obtained by multiplying the warrant purchase price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the warrant purchase price resulting from such adjustment.

     (b) If and whenever the conversion price of the Notes is increased or reduced pursuant to the provisions of paragraph 2(c) thereof, then, effective simultaneously with such adjustment, the warrant purchase price shall be increased or reduced, as the case may be, to equal the conversion price of the Notes in effect immediately after such adjustment. For purposes hereof, the Notes shall be treated as if they have remained outstanding during the entire period from and after the issuance of this Warrant to and including the expiration or earlier exercise in full of this Warrant, regardless of whether the Notes shall have been paid or converted in full at any time during such period.

     (c) In case the Company shall (i) declare a dividend upon the Common Stock payable in Common Stock (other than a dividend declared to effect a subdivision of the outstanding shares of Common Stock, as described in paragraph 2(c)(v) of the Notes) or Convertible Securities, or in any rights or options to purchase Common Stock or Convertible Securities, or (ii) declare any other dividend or make any other distribution upon the Common Stock payable otherwise than out of earnings or earned surplus, then thereafter the holder of this Warrant upon the exercise hereof will be entitled to receive the number of shares of Common Stock to which such holder shall be entitled upon such exercise, and, in addition and without further payment therefor, each dividend described in clause (i) above and each dividend or distribution described in clause (ii) above which such holder would have received by way of dividends or distributions if continuously since such holder became the record


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holder of this Warrant such holder (i) had been the record  holder of the number of shares of Common Stock then received, and (ii) had retained all dividends or distributions in stock or securities (including Common Stock or Convertible Securities, and any rights or options to purchase any Common Stock or Convertible Securities) payable in respect of such Common Stock or in respect of any stock or securities paid as dividends or distributions and originating directly or indirectly from such Common Stock. For the purposes of the foregoing, a dividend or distribution other than in cash shall be considered payable out of earnings or earned surplus only to the extent that such earnings or earned surplus are charged an amount equal to the fair value of such dividend or distribution as determined by the Board of Directors of the Company.

     (d) If any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation or entity, or the sale of all or substantially all of its assets to another corporation or entity shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provision shall be made whereby the holder hereof shall thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in this Warrant and in lieu of or in addition to (as the case may be) the shares of the Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby (but after giving effect to any adjustment to such number of shares resulting from such reorganization, reclassification, consolidation, merger or sale), and in any such case appropriate provision shall be made with respect to the rights and interests of the holder of this Warrant to the end that the provisions hereof (including without limitation provisions for adjustments of the warrant purchase price and of the number of shares purchasable upon the exercise of this Warrant) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof. The Company shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof the successor corporation or entity (if other than the Company) resulting from such consolidation or merger or the corporation or entity purchasing such assets shall assume, by written instrument executed and mailed (by certified mail, postage prepaid and return receipt requested) to the registered holder hereof at its address for notices under the Purchase Agreement, the obligation to deliver to such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to purchase.

     (e) Upon any adjustment of the warrant purchase price, then and in each such case the Company shall give written notice thereof to the registered holder of this Warrant, which notice shall state the warrant purchase price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this


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Warrant,  setting forth in reasonable  detail the method of calculation  and the facts upon which such calculation is based.

     (f) In case any time:

          (1) the Company shall declare any cash dividend on its Common Stock at a rate in excess of the rate of the last cash dividend theretofore paid;

          (2) the Company shall pay any dividend payable in stock upon its Common Stock or make any distribution (other than regular cash dividends) to the holders of its Common Stock;

          (3) the Company shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights;

          (4) there shall be any capital reorganization, or reclassification of the capital stock of the Company, or consolidation or merger of the Company with, or sale of all or substantially all of its assets to, another corporation or entity; or

          (5) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of said cases, the Company shall give written notice to the registered holder of this Warrant of the date on which (aa) the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights, or (bb) such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up shall take place, as the case may be. Such notice shall also specify the date as of which the holders of Common Stock of record shall participate in such dividend, distribution or subscription rights, or shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be. Such written notice shall be given at least 20 days prior to the action in question and not less than 20 days prior to the record date or the date on which the Company's transfer books are closed in respect thereto.

     (g) If any event occurs as to which in the opinion of the Board of Directors of the Company the other provisions of this paragraph 4 are not strictly applicable or if strictly applicable would not fairly protect the purchase rights of the holder of this Warrant or of Common Stock in accordance with the essential intent and principles of such provisions, then the Board of Directors shall make an adjustment in the application of such provisions, in accordance with such essential intent and principles, so as to protect such purchase rights as aforesaid.

     (h) No fractional shares of Common Stock shall be issued upon the exercise of this Warrant, but, instead of any fraction of a share which would otherwise be issuable, the Company shall pay a cash adjustment (which may be effected as a reduction of the amount to


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

be paid by the holder hereof upon such exercise) in respect of such fraction in an amount equal to the same fraction of the market price per share of Common Stock as of the close of business on the effective date of such exercise. "Market price" for purposes of this paragraph 4(h) (and for purposes of paragraph 11(c) hereof) shall mean, if the Common Stock is traded on a securities exchange or on The NASDAQ Stock Market, the closing sales price of the Common Stock on such exchange or market, or, if the Common Stock is otherwise traded in the over-the-counter market, the closing bid price, in each case averaged over a period of ten consecutive trading days ending on the date as of which "market price" is being determined. If at any time the Common Stock is not traded on an exchange or The NASDAQ Stock Market, or otherwise traded in the over-the-counter market, the "market price" shall be deemed to be the higher of (i) the book value thereof as determined by any firm of independent public accountants of recognized standing selected by the Board of Directors of the Company as of the last day of any month ending within 60 days preceding the date as of which the determination is to be made, or (ii) the fair value thereof determined in good faith by the Board of Directors of the Company as of a date which is within 15 days of the date as of which the determination is to be made.

     5. As used herein, the term "Common Stock" shall mean and include the Company's presently authorized Common Stock and shall also include any capital stock of any class of the Company hereafter authorized which shall not be limited to a fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends or in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Company; provided, however, that the shares purchasable pursuant to this Warrant shall include shares designated as Common Stock of the Company on the date of original issue of this Warrant or, in the case of any reclassification of the outstanding shares thereof, the stock, securities or assets provided for in paragraph 4(d) above.

     6. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a shareholder of the Company.

     7. The holder of this Warrant, by acceptance hereof, agrees to give written notice to the Company before transferring this Warrant or transferring any Common Stock issuable or issued upon the exercise hereof of such holder's intention to do so, describing briefly the manner of any proposed transfer of this Warrant or such holder's intention as to the disposition to be made of shares of Common Stock issuable or issued upon the exercise hereof. Unless there is then in effect a registration statement under the Securities Act of 1933 and all applicable state securities laws covering such transfer or disposition, such holder shall also provide the Company with a written opinion of counsel reasonably satisfactory to the Company to the effect that the proposed transfer of this Warrant or disposition of shares may be effected without registration or qualification (under any federal or state law) of this Warrant or the shares of Common Stock issuable or issued upon the exercise hereof. Upon receipt of such written notice and, if required, opinion by the Company, such holder shall be entitled to transfer this Warrant, or to exercise this Warrant in accordance with its terms and dispose of the shares received upon such exercise or to dispose of shares of Common Stock received upon the previous exercise of this Warrant, all in accordance with the terms of the notice delivered


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by such holder to the Company,  provided that an appropriate  legend  respecting the aforesaid restrictions on transfer and disposition may be endorsed on this Warrant or the certificates for such shares.

     8. Subject to the provisions of paragraph 7 hereof, this Warrant and all rights hereunder are transferable, in whole or in part, at the principal office of the Company by the holder hereof in person or by duly authorized attorney, upon surrender of this Warrant properly endorsed. Each taker and holder of this Warrant, by taking or holding the same, consents and agrees that the bearer of this Warrant, when properly endorsed, may be treated by the Company and all other persons dealing with this Warrant as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented by this Warrant, or to the transfer hereof on the books of the Company, any notice to the contrary notwithstanding; but until such transfer on such books, the Company may treat the registered holder hereof as the owner for all purposes.

     9. This Warrant is exchangeable, upon the surrender hereof by the holder hereof at the principal office of the Company, for new Warrants of like tenor representing in the aggregate the right to subscribe for and purchase the number of shares which may be subscribed for and purchased hereunder, each of such new Warrants to represent the right to subscribe for and purchase such number of shares as shall be designated by said holder hereof at the time of such surrender.

     10. The holder of this Warrant and of the Common Stock issuable or issued upon the exercise hereof shall be entitled to the registration rights set forth in the Registration Rights Agreement entered into pursuant to the Purchase Agreement.

     11. (a) In addition to and without limiting the rights of the holder of this Warrant under the terms of this Warrant, the holder of this Warrant shall have the right (the "Conversion Right") to convert this Warrant or any portion thereof into shares of Common Stock as provided in this paragraph 11 at any time or from time to time prior to its expiration. Upon exercise of the Conversion Right with respect to a particular number of shares subject to this Warrant (the "Converted Warrant Shares"), the Company shall deliver to the holder of this Warrant, without payment by the holder of any exercise price or any cash or other consideration, that number of shares of Common Stock equal to the quotient obtained by dividing the Net Value (as hereinafter defined) of the Converted Warrant Shares by the fair market value (as defined in paragraph (c) below) of a single share of Common Stock, determined in each case as of the close of business on the Conversion Date (as hereinafter defined). The "Net Value" of the Converted Warrant Shares shall be determined by subtracting the aggregate warrant purchase price of the Converted Warrant Shares from the aggregate fair market value of the Converted Warrant Shares. Notwithstanding anything in this paragraph 11 to the contrary, the Conversion Right cannot be exercised with respect to a number of Converted Warrant Shares having a Net Value below $100. No fractional shares shall be issuable upon exercise of the Conversion Right, and if the number of shares to be issued in accordance with the foregoing formula is other than a whole number, the Company


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shall pay to the  holder  of this  Warrant  an amount in cash  equal to the fair market value of the resulting fractional share.

     (b) The Conversion Right may be exercised by the holder of this Warrant by the surrender of this Warrant at the principal office of the Company together with a written statement specifying that the holder thereby intends to exercise the Conversion Right and indicating the number of shares subject to this Warrant which are being surrendered (referred to in paragraph (a) above as the Converted Warrant Shares) in exercise of the Conversion Right. Such conversion shall be effective upon receipt by the Company of this Warrant together with the aforesaid written statement, or on such later date as is specified therein (the "Conversion Date"), but not later than the expiration date of this Warrant. Certificates for the shares of Common Stock issuable upon exercise of the Conversion Right, together with a check in payment of any fractional share and, in the case of a partial exercise, a new warrant evidencing the shares remaining subject to this Warrant, shall be issued as of the Conversion Date and shall be delivered to the holder of this Warrant within 15 days following the Conversion Date.

     (c) For purposes of this paragraph 11, the "fair market value" of a share of Common Stock as of a particular date shall be its "market price" as of such date, calculated as described in paragraph 4(h) hereof.

     12. All questions concerning this Warrant will be governed and interpreted and enforced in accordance with the internal law of the State of Minnesota. All notices hereunder shall be in writing and shall be given in the manner and with the effect provided in the Purchase Agreement.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer and this Warrant to be dated as of June 6, 2001.

                                     SELECT COMFORT CORPORATION


                                     By:
                                        ----------------------------------------
                                        Name:  Mark A. Kimball
                                        Title:  Senior Vice President


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                             RESTRICTION ON TRANSFER

     The securities evidenced hereby may not be transferred without (i) the opinion of counsel reasonably satisfactory to the Company that such transfer may be lawfully made without registration under the Federal Securities Act of 1933 and all applicable state securities laws or (ii) such registration.


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                               FORM OF ASSIGNMENT
                       (To Be Signed Only Upon Assignment)


     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto __________________________________________________ this Warrant, and appoints  __________________________________________________  to  transfer  this
Warrant on the books of the Company with the full power of substitution in the premises.

Dated:

In the presence of:

                                                   -----------------------------
                                                   (Signature  must  conform  in
                                                   all  respects  to the name of
                                                   the  holder as  specified  on
                                                   the  face  of  this   Warrant
                                                   without           alteration,
                                                   enlargement   or  any  change
                                                   whatsoever, and the signature
                                                   must  be  guaranteed  in  the
                                                   usual manner)


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                                SUBSCRIPTION FORM

           To be Executed by the Holder of this Warrant if such Holder
              Desires to Exercise this Warrant in Whole or in Part:

To:     Select Comfort Corporation (the "Company")

     The undersigned __________________________, whose social security number or federal employer identification number is ___________________________, hereby irrevocably elects to exercise the right of purchase represented by this Warrant for, and to purchase thereunder, _________ shares of the Common Stock provided for therein and tenders payment herewith to the order of the Company in the amount of $_______, such payment being made as provided in Section 1 of this Warrant.

     The undersigned requests that certificates for such shares of Common Stock be issued as follows:

Name:
             -------------------------------------------------------------------

Address:
             -------------------------------------------------------------------

Deliver to:
             -------------------------------------------------------------------

Address:
             -------------------------------------------------------------------

and, if such number of shares of Common Stock shall not be all the shares of Common Stock purchasable hereunder, that a new Warrant for the balance remaining of the shares of Common Stock purchasable under this Warrant be registered in the name of, and delivered to, the undersigned at the address stated above.

Dated:

                                           Signature____________________________
                                                   Note:  The  signature on this
                                                   Subscription     Form    must
                                                   correspond  with  the name as
                                                   written upon the face of this
                                                   Warrant in every  particular,
                                                   without     alteration     or
                                                   enlargement   or  any  change
                                                   whatever.

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